UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
FORM 8-K
__________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2020
__________________________________________________________
HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
________________________________________________________________

Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3165 Millrock Drive #400
Salt Lake City, UT 84121
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
________________________________________________________
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

Health Catalyst, Inc. ("Health Catalyst") is filing this Current Report on Form 8-K to announce preliminary estimated financial results for the quarter ended March 31, 2020, withdraw its outlook for the full year ending December 31, 2020, and to provide an update related to trends affecting its business.

The information furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Preliminary Estimated Financial Results for the Three Months Ended March 31, 2020 (unaudited):

As part of our fourth quarter earnings announcement on February 27, 2020, we provided forward-looking guidance on total revenue for the first quarter of 2020 to be between $42.0 million and $45.0 million. We anticipate that our actual total revenue for the first quarter of 2020 will be between $43.5 million and $45.0 million, outperforming the midpoint of the previously provided range.

As part of our fourth quarter earnings announcement on February 27, 2020, we provided forward-looking guidance on Adjusted EBITDA, a non-GAAP measure, for the first quarter of 2020 of between $(8.5) million and $(6.5) million. We anticipate that our actual Adjusted EBITDA for the first quarter of 2020 will outperform the midpoint of the provided range.

Our estimated unaudited financial results as of and for the three months ended March 31, 2020 presented above are preliminary and are subject to the close of the quarter, completion of our quarter-end closing procedures and further financial review. The preliminary financial and business information presented herein has been prepared by and is the responsibility of our management and is based upon information available to us as of the date hereof. Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. These estimates are not a comprehensive statement of our financial results for this period and should not be viewed as a substitute for interim financial statements prepared in accordance with generally accepted accounting principles. Our actual results may differ from these estimates as a result of the completion of our quarter-end closing procedures, review adjustments and other developments that may arise between now and the time our financial results for the period are finalized.

These preliminary results for the three months ended March 31, 2020 are not necessarily indicative of the results to be achieved for the remainder of the fiscal year ending December 31, 2020 or in any future period, in particular due to the impact of the ongoing COVID-19 pandemic. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2019.

Impact of COVID-19 on our Outlook for Financial Results for the Full Year of 2020

In March 2020, the World Health Organization declared COVID-19 a global pandemic. This pandemic, which has continued to spread, and the related adverse public health developments, including orders to shelter-in-place, travel restrictions, and mandated business closures, have adversely affected workforces, organizations, governments, customers, economies, and financial markets globally, leading to an economic downturn and increased market volatility. It has also disrupted the normal operations of many businesses, including ours.

COVID-19 has disrupted and we believe will continue to disrupt the normal operations of our customers, which are primarily healthcare providers.

Given the unknown timeline and the near-term uncertainty of COVID-19 on our business, we are unable to predict the extent to which the global COVID-19 pandemic may adversely impact our business operations, financial performance, and results of operations. While greater than 90% of our revenue is recurring in nature and we entered 2020 with greater than 90% revenue visibility, we anticipate COVID-19 will likely negatively affect our new DOS Subscription Customer additions and Dollar-based Retention Rate over the coming months, likely resulting in a lower 2020 total revenue and adjusted EBITDA compared to our previous guidance. As a result of the increased level of uncertainty arising between the earnings announcement and the filing of this Current Report on Form 8-K, we have determined that it is necessary to withdraw our previously issued full year 2020 financial guidance. Health Catalyst plans to provide more information during its first quarter earnings call based on the additional information available at that time.

Although, the rapid development and fluidity of the COVID-19 pandemic precludes us from providing the exact magnitude of its impact on our 2020 results of operations at this time, we anticipate the potential impact of COVID-19 on our full-year 2020 results of operations relative to the guidance we shared as part of our fourth quarter earnings announcement will be driven by the following factors:

Total Revenue
We have a highly recurring revenue model that has resulted in greater than 90% of our revenue being recurring in nature and, as such, we entered 2020 with greater than 90% revenue visibility. This revenue model helps curtail the potential negative impact of the COVID-19 pandemic on our 2020 total revenue.

Net new DOS Subscription Customers
We have observed that the COVID-19 crisis has led the majority of U.S. healthcare providers to prioritize their response to this healthcare pandemic as their number one priority. In many instances, we anticipate this will lead to these organizations realizing a high level of distraction from beginning new vendor relationships. We also anticipate that many healthcare providers may be challenged financially as a result of the COVID-19 pandemic, as their higher margin elective procedures are delayed. We believe these factors will impact our ability to add new customers at the same rate we shared as part of our full-year 2020 guidance on February 27, 2020.

On the other hand, we have rapidly developed a number of technology and services solutions designed specifically to support healthcare providers during the COVID-19 pandemic. We believe this may provide a partial offset to enable us to acquire some level of new customers during the COVID-19 pandemic.

Dollar-based Retention Rate
We benefit from a high level of technology revenue predictability, especially our all-access DOS subscription customers that have built-in, contractual technology revenue escalators. We have developed a number of technology and services solutions designed specifically to support healthcare providers during the COVID-19 pandemic. We believe these solutions, coupled with our open data platform, should help us continue to drive high levels of customer retention and expansion. We also anticipate that many of our healthcare provider customers will likely be challenged financially as a result of the COVID-19 pandemic, as their higher margin elective procedures are delayed. In light of this, we anticipate we could see elevated levels of Professional Services gross churn relative to historical performance. Importantly, we intend to support our customers through the near-term financial strain they may experience. As such, there may be situations where we provide our Professional Services at a discounted rate, resulting in a lower margin than is normal course.

Adjusted EBITDA
Negative impact to 2020 total revenue caused by the COVID-19 pandemic will result in a negative impact to our 2020 Adjusted EBITDA. We plan to partially offset any negative total revenue impact through cost containment efforts, resulting in less of a negative Adjusted EBITDA impact compared to the negative total revenue impact. Importantly, in our response to the COVID-19 pandemic, we remain centrally committed to our team members, ensuring they stay at the center of the Health Catalyst Flywheel. As such, any cost containment efforts implemented will have a bias towards non-headcount related items.

Over the long run, we believe that this global pandemic highlights the need for data and analytics, both at the healthcare provider level and the state and national healthcare infrastructure level.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth, our preliminary estimated financial outlook for the first quarter of 2020 and impact on our estimated financial results for full year 2020, the possibility of providing our Professional Services at a discounted rate, and our cost containment efforts, including our ability to retain our team members. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) the impact of COVID-19 on our business and estimated financial results and the actions we may take in response thereto, (ii) changes in laws and regulations applicable to our business model and any measures taken by government authorities in response to COVID-19 pandemic; (iii) changes in market or industry conditions, regulatory environment and receptivity to our technology and services; (iv) results of litigation or a security incident; (v) the loss of one or more key customers or partners; and (vi) changes to our abilities to recruit and retain qualified team members. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 28, 2020.  All information provided in this Current Report on Form 8-K is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Non-GAAP Financial Measures

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States, or GAAP, we believe certain non-GAAP measures, including Adjusted EBITDA, are useful in evaluating our operating performance. We use this non-GAAP financial information to evaluate our ongoing operations, as a component in determining employee bonus compensation, and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance. Investors are encouraged to review the related GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Adjusted EBITDA is a non-GAAP financial measure that we define as net loss adjusted for (i) interest and other expense, net, (ii) loss on extinguishment of debt, (iii) income tax provision, (iv) depreciation and amortization, (v) stock-based compensation, (vi) tender offer payments deemed compensation, and (vii) post-acquisition restructuring costs. We believe Adjusted EBITDA provides investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial performance and is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. We have not reconciled the preliminary estimated results for Adjusted EBITDA for the first quarter of 2020 to net loss, the most directly comparable GAAP measure, because there are items that may impact net loss, including acquisition-related estimates, that have not yet been finalized given the recent timing of our acquisition of Able Health, Inc., and estimated taxes and stock-based compensation expense associated with the recent closing of the first quarter of 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: April 8, 2020	By:	/s/ J. Patrick Nelli
J. Patrick Nelli

Chief Financial Officer